UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023 (March 16, 2023)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

BlackRock TCP Capital Corp. (“we,” “us,” “our,” “TCPC” or the “Company”), a business development company (NASDAQ: TCPC), is providing an update in response to the recent failures of Silicon Valley Bank (“SVB”) and Signature Bank (“SBNY”).

TCPC maintains strong capital and liquidity levels and is well-positioned to weather market disruptions, serve our clients without interruption and seek to deliver solid risk-adjusted returns for shareholders. The Company does not hold any cash balances at either SVB or SBNY and neither of these institutions provide credit facilities or other lending to TCPC.

Every quarter TCPC’s investment committee performs a thorough review of the entire portfolio, examining the most recent financial performance of each company and engaging in dialogue with borrowers to assess both current and projected performance relative to original underwriting assumptions. To date, TCPC has not identified any material risks related to either SVB or SBNY based on our most recent portfolio review and our ongoing portfolio management and monitoring.

Certain portfolio companies do have exposure to SVB, either through a lender relationship, as an agent bank, or as a depositor. As a result of the actions taken by the FDIC, all depositors are expected to be protected and to have access to their deposits. Among those portfolio companies who did have deposits with SVB, we understand that most are in the process of transferring their deposits to another financial institution or have already accessed their deposits. Where SVB was acting as an agent bank for certain portfolio company loans, a new banking institution has been or is in the process of being assigned. The Company is currently not aware of any portfolio company relationships with SBNY.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933,  except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Direct Lending Corp.

Date: March 16, 2023	By:	/s/ Erik Cuellar
	Name:	Erik Cuellar
	Title:	Chief Financial Officer